Exhibit 10.29

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 16, 2025 (this “Agreement”), is entered into by and among ZINCFIVE, INC., a Delaware corporation (“Borrower”), ZINCFIVE POWER, INC. (F/K/A POWERGENIX SYSTEMS, INC. AND PGX ACQUISITION CORP.), a Delaware corporation, (“ZincFive Power”), ZINCFIVE, LLC, a Oregon limited liability company (“ZincFive LLC”), Blue Earth Power Performance Solutions, Inc., an Oregon corporation (“Blue Earth”, and collectively with ZincFive Power, ZincFive LLC, and Borrower, the “Loan Parties”), EACH LENDER (AS DEFINED IN THE CREDIT AGREEMENT) PARTY HERETO (collectively, the “Lenders” and individually, a “Lender”), and OIC INVESTMENT AGENT, LLC, in its capacity as the administrative agent and collateral agent (in such capacity, the “Administrative Agent”). As used in this Agreement, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) unless otherwise specified.

W I T N E S S E T H

WHEREAS, Borrower, the other Loan Parties, the Administrative Agent and the Lenders from time to time party thereto have entered into that certain Credit Agreement, dated as of June 7, 2023, as amended by that certain Consent and Amendment No. 1 to Credit Agreement, dated as of January 31, 2024 and that certain Amendment No. 2 to Credit Agreement, dated as of October 18, 2024 (as heretofore amended, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; and the Credit Agreement as expressly amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, Borrower will issue a new class of Series F Preferred Stock (the “Series F Preferred”) and, in connection therewith, Borrower has requested that the Lenders permit that all accrued and unpaid interest on the Loans due and payable in September 2025 be paid-in-kind with Series F Preferred in lieu of cash and a portion of the accrued and unpaid interest on the Loans due and payable in December 2025 be paid-in-kind with Series F Preferred in lieu of cash up to an aggregate amount for such periods equal to $2,000,000 (such paid-in-kind option, the “Sept and Dec 2025 Option” and such paid-in-kind limit, the “Sept and Dec 2025 PIK Cap”);

WHEREAS, the Lenders are willing to provide the Sept and Dec 2025 Option up to the Sept and Dec 2025 PIK Cap subject to the terms herein and in the Amended Credit Agreement;

WHEREAS, pursuant to this Agreement, Borrower has requested, and the parties hereto have agreed, subject to the satisfaction of the conditions precedent set forth in this Agreement, to amend the Credit Agreement on the Third Amendment Effective Date (as defined below) as set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, as of the Third Amendment Effective Date, Borrower, the other Loan Parties, the Administrative Agent and the Lenders, who constitute all of the Lenders under the Credit Agreement, hereby agree that the Credit Agreement is amended as follows:

(a)The definition of Minimum Return in Section 1.01 is hereby amended and restated as follows:

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“Minimum Return” means an amount (if any) necessary for the Lenders to achieve a 1.65 to 1.00 return on the aggregate original principal amount of all Loans advanced hereunder, which amount shall not be less than the applicable Prepayment Premium, and the calculation of which shall take into account the aggregate amount of all Prepayment Premium and interest paid (including all interest paid in kind in the form of Borrower’s Series F Preferred Stock) in respect of Called Principal on or prior to the date of prepayment or payment of the Minimum Return, but shall not include any amounts received by any Lender pursuant to the Warrant Agreement or the exercise thereof. For the avoidance of doubt, any interest paid in kind in the form of Borrower’s Series F Preferred Stock pursuant to Section 2.07(e) shall, for purposes of this definition of “Minimum Return,” be calculated as an amount equal to the lesser of (i) the product of (A) the number of shares of Borrower’s Series F Preferred Stock issued and (B) the price per share of the Borrower’s Series F Preferred Stock at the time of such issuance, and (ii) $2,000,000.

(b)The definition of Prepayment Premium MOIC Amount in Section 1.01 is hereby amended and restated as follows:

“Prepayment Premium MOIC Amount” means, with respect to any Called Principal, the positive difference (if any) of (i) the product of (A) the Called Principal multiplied by (B) 1.65, less (ii) the sum of (A) the Called Principal plus (B) the aggregate amount of interest on such prepaid principal amount paid to the Lenders prior to the date of such prepayment (exclusive of any portion of such interest that accrued at the Post-Default Rate, but inclusive of any interest paid in kind in the form of Borrower’s Series F Preferred Stock), plus (C) the amount of interest on such prepaid principal amount to be paid to the Lenders on the date of such prepayment (exclusive of any portion of such interest that accrued at the Post-Default Rate, but inclusive of any interest to be paid in kind in the form of Borrower’s Series F Preferred Stock). For the avoidance of doubt, any interest paid in kind in the form of Borrower’s Series F Preferred Stock pursuant to Section 2.07(e) shall, for purposes of this definition of “Prepayment Premium MOIC Amount,” be calculated as an amount equal to the lesser of (i) the product of (A) the number of shares of Borrower’s Series F Preferred Stock issued and (B) the price per share of the Borrower’s Series F Preferred Stock at the time of such issuance, and (ii) $2,000,000.

(c)Section 2.07(e) is hereby amended and restated as follows:

On each Quarterly Date occurring (i) on or prior to December 7, 2024 (the “Interest Holiday Period”), Borrower may elect to pay up to 3% per annum of the Interest Rate, (ii) on September 30, 2025, Borrower shall pay $1,753,579.72 of the accrued and unpaid interest during such period in kind (in lieu of payment in cash) in the form of Series F Preferred in accordance with that certain Series F Preferred Stock Purchase Agreement, by and among the Borrower and the purchasers of the Borrower’s Series F Preferred Stock (the “Series F Purchase Agreement”), and (iii) on December 31, 2025, Borrower shall pay $246,420.28 of the accrued and unpaid interest during such period in kind (in lieu of payment in cash) in the form of Series F Preferred in accordance with the Series F Purchase Agreement. For the avoidance of doubt, any portion of the Interest Rate not paid in kind shall be paid in cash.

2.Acknowledgment. The Loan Parties and the Administrative Agent hereby acknowledge and agree that, as of the date hereof, the Lenders’ hold Loans in the amounts specified in Schedule I hereto.

3.Fees and Expenses. Borrower shall arrange for a non-refundable payment on the Third Amendment Effective Date of all reasonable and documented out-of-pocket fees and expenses then due and payable, if any, pursuant to this Agreement.

4.Representations and Warranties. Each Loan Party hereby represents and warrants to the other parties hereto that:

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(a)Each Loan Party has full corporate, limited liability company, limited partnership or other organizational power, authority and legal right to enter into, deliver and perform its respective obligations under this Agreement and to consummate each of the transactions contemplated herein, and has taken all necessary corporate, limited liability company, limited partnership or other organizational action to authorize the execution, delivery and performance by it of this Agreement. This Agreement has been duly executed and delivered by the Loan Parties and is in full force and effect and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by (i) Bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

(b)The execution, delivery and performance by each Loan Party of this Agreement as well as the consummation of the transactions contemplated herein, does not and will not (i) conflict with the Organizational Documents of any ZincFive Company, (ii) conflict with or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, deed of trust or other instrument or agreement to which any ZincFive Company is a party or by which it is bound or to which any ZincFive Company’s property or assets are subject, except where such contravention, breach or default could not reasonably be expected to be material and adverse to the ZincFive Companies or Lenders, (iii) conflict with or result in a breach of, or constitute a default under, in any material respect, any Applicable Law, except where such contravention or breach could not reasonably be expected to have a Material Adverse Effect (iv) conflict with or result in a breach of, or constitute a default under, any Material Project Document to which such ZincFive Company is a party, or (v) with respect to each ZincFive Company, result in the creation or imposition of any Lien (other than a Permitted Lien) upon any of such ZincFive Company’s property or the Collateral.

(c)After giving effect to the amendments set forth in this Agreement, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated in this Agreement.

(d)After giving effect to the amendments set forth in this Agreement, the representations and warranties of each ZincFive Company set forth in Article III of the Amended Credit Agreement and in each other Financing Document are true and correct in all material respects (except where already qualified by materiality or Material Adverse Effect, in which case, such representations and warranties are true and correct in all respects) on and as of the Third Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date (except where already qualified by materiality of Material Adverse Effect, in which case, such representations and warranties shall be true and correct in all respects as of such earlier date)).

(e)As of the date hereof, Schedule 3.23 attached as Exhibit A hereto represents a true and complete list of the accounts of ZincFive Power and its Subsidiaries.

5.Effectiveness; Conditions Precedent. This shall become effective on the first date on which each of the following conditions precedent have been satisfied or waived by the Lenders (such date, the “Third Amendment Effective Date”):

(a)(a)Each of the parties hereto shall have executed and delivered this Agreement;

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(b)(b)Each of the Borrower and the Lenders shall have executed and delivered that certain Warrant Cancellation and Exchange Agreement, the final form of which is attached hereto as Exhibit B (the “Warrant Cancellation and Exchange Agreement”); and

(c)(c)The Borrower, the Lenders, and the other purchasers of the Series F Preferred shall have executed and delivered the Series F Preferred Stock Purchase Agreement (the “Series F Preferred Purchase Agreement”), the final form of which is attached hereto as Exhibit C, and consummated the Initial Closing (as defined in the Series F Preferred Purchase Agreement).

6.Reaffirmation of Guarantees and Security Interests.

Borrower and each other Loan Party (each, a “Reaffirming Party”) each hereby acknowledge that it (a) has reviewed the terms and provisions of this Agreement, (b) consents to the amendments to the Credit Agreement effected pursuant to this Agreement and consents to the terms, conditions and other provisions of this Agreement, and (c) consents to each of the transactions contemplated hereby. Each Reaffirming Party hereby confirms that each Financing Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Financing Documents the payment and performance of all Obligations under and as defined in the Amended Credit Agreement (including all such Obligations as amended and reaffirmed pursuant to this Agreement) under each of the Financing Documents to which it is a party.

Without limiting the generality of the foregoing, each Reaffirming Party hereby confirms, ratifies and reaffirms its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Financing Documents to which it is a party. For the avoidance of doubt, nothing in this Agreement shall constitute a new grant of security interest. Each Reaffirming Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Reaffirming Party as a consequence of this Agreement in order to maintain the perfection and priority of the security interests created by the Financing Documents to which it is a party.

Each Reaffirming Party acknowledges and agrees that each of the Financing Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its payment obligations, guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of such Financing Documents shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement or any of the transactions contemplated hereby.

7.Tax Considerations. For U.S. federal income and applicable state and local, tax purposes, Borrower and each Lender agrees: (i) to treat the cancellation and exchange of warrants pursuant to the Warrant Cancellation and Exchange Agreement as a payment (the value of which shall be determined by the Administrative Agent in good faith and communicated to Borrower) on the Loans (in accordance with the ordering provisions of Treasury Regulations 1.1275-2(a)) and (ii) if such payment described in clause (i) gives rise to a significant modification of the Loans for purposes of Treasury Regulations Section 1.1001- 3, to treat the deemed exchange of the Loans and the cancellation and exchange of warrants pursuant to the Warrant Cancellation and Exchange Agreement as a non-recognition transaction pursuant to Section 368(a)(1)(E) of the Code. Each of Borrower and the Lenders agrees to files income tax returns consistent with this Section 6.

8.Miscellaneous.

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(a)Effect of Amendments. From and after the Third Amendment Effective Date, the Credit Agreement shall be construed after giving effect to the amendments set forth in Section 2 hereof and all references to the Credit Agreement in the Financing Documents shall be deemed to refer to the Amended Credit Agreement.

(b)No Other Modification. Except as expressly modified by this Agreement, the Credit Agreement and the other Financing Documents are and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or any of the other parties, or shall alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement which are not by the terms of this Agreement being amended, or alter, modify or amend or in any way affect any of the other Financing Documents.

(c)Successor and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns.

(d)Incorporation by Reference. Sections 10.11 (Headings) and 10.09 (Governing Law; Jurisdiction; Etc.) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(e)Financing Document. This Agreement shall be deemed to be a Financing Document.

(f)Counterparts; Integration. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Credit Agreement and the other Financing Documents to which a Loan Party is party constitute the entire contract between and among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or scanned electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(g)Electronic Signatures. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h)Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(i)Release. IN ORDER TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT, EACH OF THE LOAN PARTIES AND

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THEIR RESPECTIVE SUCCESSORS-IN-TITLE AND ASSIGNEES AND, TO THE EXTENT THE SAME IS CLAIMED BY RIGHT OF, THROUGH OR UNDER ANY OF THE LOAN PARTIES, FOR THEIR RESPECTIVE PAST AND PRESENT EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, AND TRUSTEES (EACH, A “RELEASING PARTY,” AND COLLECTIVELY, THE “RELEASING PARTIES”), DOES HEREBY REMISE, RELEASE AND DISCHARGE, AND SHALL BE DEEMED TO HAVE FOREVER REMISED, RELEASED AND DISCHARGED, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, AND THE ADMINISTRATIVE AGENT’S AND EACH LENDER’S RESPECTIVE SUCCESSORS-IN-TITLE, LEGAL REPRESENTATIVES AND ASSIGNEES, PAST AND PRESENT OFFICERS, DIRECTORS, AFFILIATES, SHAREHOLDERS, MEMBERS, MANAGERS, TRUSTEES, AGENTS, EMPLOYEES, BOARD OBSERVERS, CONSULTANTS, EXPERTS, ADVISORS, AND ATTORNEYS (COLLECTIVELY HEREINAFTER, THE “RELEASED PARTIES”), FROM ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTION, CLAIMS, CHARGES, DEMANDS, COUNTERCLAIMS, OFFSET RIGHTS, RIGHTS OF RECOUPMENT, DEFENSES, SUITS, DEBTS, DUES, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, SPECIALTIES, COVENANTS, CONTRACTS, CONTROVERSIES, DAMAGES, JUDGMENTS, EXPENSES, EXECUTIONS, LIENS, CLAIMS OF LIENS, CLAIMS OF COSTS, PENALTIES, REASONABLE ATTORNEYS’ FEES, OR ANY OTHER COMPENSATION, RECOVERY OR RELIEF ON ACCOUNT OF ANY LIABILITY, OBLIGATION, DEMAND OR CAUSE OF ACTION OF WHATEVER NATURE, WHETHER IN LAW, EQUITY OR OTHERWISE (INCLUDING, WITHOUT LIMITATION, ANY SO CALLED “LENDER LIABILITY” CLAIMS, INTEREST OR OTHER CARRYING COSTS, PENALTIES, LEGAL, ACCOUNTING AND OTHER PROFESSIONAL FEES AND EXPENSES AND INCIDENTAL, CONSEQUENTIAL AND PUNITIVE DAMAGES PAYABLE TO THIRD PARTIES, OR ANY CLAIMS FOR AVOIDANCE OR RECOVERY UNDER ANY OTHER FEDERAL, STATE OR FOREIGN LAW EQUIVALENT), WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, JOINT AND/OR SEVERAL, SECURED OR UNSECURED, DUE OR NOT DUE, PRIMARY OR SECONDARY, LIQUIDATED OR UNLIQUIDATED, CONTRACTUAL OR TORTIOUS, DIRECT, INDIRECT, OR DERIVATIVE, ASSERTED OR UNASSERTED, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, NOW EXISTING, HERETOFORE EXISTING OR WHICH MAY HAVE HERETOFORE ACCRUED AGAINST ANY OF THE RELEASED PARTIES SOLELY IN THEIR CAPACITIES AS SUCH UNDER THE FINANCING DOCUMENTS, WHETHER HELD IN A PERSONAL OR REPRESENTATIVE CAPACITY, AND WHICH ARE BASED ON ANY ACT, FACT, EVENT OR OMISSION OR OTHER MATTER, CAUSE OR THING OCCURRING AT OR FROM ANY TIME PRIOR TO AND INCLUDING THE DATE HEREOF IN ANY WAY, DIRECTLY OR INDIRECTLY ARISING OUT OF, CONNECTED WITH OR RELATING TO THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND ALL OTHER AGREEMENTS, CERTIFICATES, INSTRUMENTS AND OTHER DOCUMENTS AND STATEMENTS (WHETHER WRITTEN OR ORAL) RELATED TO ANY OF THE FOREGOING (EACH, A “CLAIM,” AND COLLECTIVELY, THE “CLAIMS”), IN EACH CASE, EXCLUDING ANY CLAIM TO THE EXTENT SUCH CLAIM AROSE OUT OF, OR WAS CAUSED BY, THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF, OR MATERIAL BREACH OF THE AMENDED CREDIT AGREEMENT OR ANY OTHER FINANCING DOCUMENT BY, SUCH RELEASED PARTIES. EACH RELEASING PARTY FURTHER STIPULATES AND AGREES WITH RESPECT TO ALL SUCH CLAIMS, THAT IT HEREBY WAIVES ANY AND ALL PROVISIONS, RIGHTS, AND BENEFITS CONFERRED BY ANY LAW OF ANY STATE OF THE UNITED STATES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized signatories as of the day and year first above written.

ZINCFIVE, INC.,
as Borrower

By:	/s/ Tim Hysell
Name:	Tim Hysell
Title:	Chief Executive Officer

ZINCFIVE POWER, INC.,
as Subsidiary Guarantor

By:	/s/ Tim Hysell
Name:	Tim Hysell
Title:	Chief Executive Officer

ZINCFIVE, LLC,
as Subsidiary Guarantor

By:	/s/ Tim Hysell
Name:	Tim Hysell
Title:	Chief Executive Officer

BLUE EARTH POWER PERFORMANCE SOLUTIONS, INC.,
as Subsidiary Guarantor

By:	/s/ Tim Hysell
Name:	Tim Hysell
Title:	Chief Executive Officer

OIC INVESTMENT AGENT, LLC,
as Administrative Agent

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

[Signature Page to Amendment No. 3 to Credit Agreement]

OIC INVESTMENT AGENT, LLC,
as Collateral Agent

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

OIC GROWTH FUND I AUS, L.P.,
as a Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner
By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

OIC GROWTH FUND I GPFA, L.P.,
as a Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner
By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

OIC GROWTH FUND I, L.P.,
as a Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner
By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

[Signature Page to Amendment No. 2 to Credit Agreement]

OIC GROWTH FUND I PV, L.P.,
as a Lender

By: OIC Growth Fund I GP, L.P.
Its: general partner
By: OIC Growth Fund I Upper GP, LLC
Its: general partner

By:	/s/ Jeremy Glick
Name:	Jeremy Glick
Title:	Investment Partner & Head of Infra Growth

[Signature Page to Amendment No. 2 to Credit Agreement]

SCHEDULE I

Loans

Lender	Total Principal Amount of Loan
OIC Growth Fund I, LP	$10,212,700.05
OIC Growth Fund I PV, LP	$6,289,831.47
OIC Growth Fund I GPFA, LP	$2,320,616.77
OIC Growth Fund I AUS, LP	$22,069,584.10
OIC ZincFive Co-Invest LP	$19,107,267.61

[Signature Page to Amendment No. 3 to Credit Agreement]

EXHIBIT A

SCHEDULE 3.23

Accounts

Company (Accountholder)	Bank / Intermediary	Account Number	Collateral Account	Description of Use
ZincFive LLC	Bank of America	1416625875	No	Payroll
ZincFive LLC	Bank of America	1416625894	Yes	Operating Account
ZincFive, Inc.	Bank of America	1416625912	Yes	Corporate account
ZincFive, Inc.	Bank of America	1416625899	Yes	Interest bearing
ZincFive Power, Inc.	JPMorgan Chase Bank	80016113846	Yes	Not used.
ZincFive LLC	JPMorgan Chase Bank	000080012036524	No	Payroll
ZincFive LLC	JPMorgan Chase Bank	000080012388230	Yes	Operating Account
ZincFive, Inc.	JPMorgan Chase Bank	000080014349169	Yes	Corporate account
ZincFive, Inc.	JPMorgan Chase Bank	000080016317417	Yes	Corporate account
ZincFive LLC	Pacific West Bank	23001894	Yes	Operating Account
ZincFive, Inc.	Pacific West Bank	23001738	Yes	Not used.
ZincFive Power, Inc.	Pacific West Bank	23001852	Yes	Not used.
ZincFive, Inc.	Pacific West Bank	25001355	Yes	Money market
ZincFive, Inc.	Morgan Stanley	304-030568-342	No	Investment Account
ZincFive, Inc.	Morgan Stanley	304-030574-342	Yes	Facility Reserve
ZincFive, Inc.	Morgan Stanley	304-030573-342	Yes	Interest Reserve

EXHIBIT B

WARRANT CANCELLATION & EXCHANGE AGREEMENT

THIS WARRANT CANCELLATION & EXCHANGE AGREEMENT (this “Agreement”),dated October 16, 2025, by and among ZincFive, Inc., a Delaware corporation (the “Company”), OIC Growth Fund I, L.P., a Delaware limited partnership, OIC Growth Fund I AUS, L.P., a Delaware limited partnership, OIC Growth Fund I PV, L.P., a Delaware limited partnership, OIC Growth Fund I GPFA, L.P., a Delaware limited partnership, and OIC ZincFive Co-Invest, L.P., a Delaware limited partnership (each, a “Holder” and, collectively, the “Holders”). Capitalized terms used but not defined herein shall have the meanings given such terms in the Warrants (as defined below).

RECITALS

WHEREAS, the Company has previously issued to (a) OIC Growth Fund I, L.P. (i) a warrant to purchase 2,463,117 shares of the Class A Common Stock of the Company, dated June 7, 2023 (“Warrant No. 1”) and (ii) a warrant to purchase 1,534,764 shares of the Class A Common Stock of the Company, dated October 18, 2024 (“Warrant No. 5”); (b) OIC Growth Fund I AUS, L.P. (i) a warrant to purchase 7,292,723 shares of the Class A Common Stock of the Company, dated June 7, 2023 (“Warrant No. 2”) and (ii) a warrant to purchase 3,316,565 shares of the Class A Common Stock of the Company, dated October 18, 2024 (“Warrant No. 6”); (c) OIC Growth Fund I PV, L.P. (i) a warrant to purchase 2,078,426 shares of the Class A Common Stock of the Company, dated June 7, 2023 (“Warrant No. 3”) and (ii) a warrant to purchase 944,825 shares of the Class A Common Stock of the Company, dated October 18, 2024 (“Warrant No. 7”); (d) OIC Growth Fund I GPFA, L.P. (i) a warrant to purchase 746,775 shares of the Class A Common Stock of the Company, dated June 7, 2023 (“Warrant No. 4” and together with Warrant No. 1, Warrant No. 2 and Warrant No. 3, the “Original Warrants”) and (ii) a warrant to purchase 348,433 shares of the Class A Common Stock of the Company, dated October 18, 2024 (“Warrant No. 8”); and (e) OIC ZincFive Co-Invest, L.P. a warrant to purchase 3,072,293 shares of the Class A Common Stock of the Company, dated October 18, 2024 (“Warrant No. 9” and together with Warrant No. 5, Warrant No. 6, Warrant No. 7 and Warrant No. 8, the “Additional Warrants” and collectively with the Original Warrants, the “Existing Warrants”);

WHEREAS, the Company expects to enter into that certain Series F Preferred Stock Purchase Agreement (the “Series F Purchase Agreement”), pursuant to which it will sell shares of its Series F Preferred Stock (the “Series F Preferred Stock”) to the purchasers party thereto (the “Series F Financing”); and

WHEREAS, in connection with the Series F Financing, the Company and the Holders have agreed that the Existing Warrants will be terminated and cancelled in their entirety immediately prior to the consummation of the Series F Financing in exchange for the Company’s issuance to (a) OIC Growth Fund I, L.P. a warrant to purchase 3,863,579 shares of its Series F-3-W Preferred Stock, (b) OIC Growth Fund I AUS, L.P. a warrant to purchase 7,218,672 shares of its Series F-3-W Preferred Stock, (c) OIC Growth Fund I PV, L.P. a warrant to purchase 2,378,984 shares of its Series F-3-W Preferred Stock, (d) OIC Growth Fund I GPFA, L.P. a warrant to purchase 878,499 shares of its Series F-3-W Preferred Stock, (e) OIC ZincFive Co-Invest, L.P. a warrant to purchase 7,230,022 shares of its Series F-3-W Preferred Stock, and (f) OIC Growth Fund I GP, L.P. a warrant to purchase 1,130,471 shares of its Series F-3-W Preferred Stock, each substantially in the form of the Warrant to Purchase Shares of Series F Preferred Stock attached hereto as Exhibit A (clauses, (a) through (e), collectively, the “New Warrants”).

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree as follows:

effective immediately prior to the consummation of the Series F Financing (the “Closing”), in exchange for the New Warrants; provided, that the foregoing shall be subject to the Closing actually occurring. The Holders understand that, upon cancellation of the Existing Warrants, the Holders shall have no further rights (including with respect to any distributions or payments) with respect to the Existing Warrants or any shares of stock underlying the Existing Warrants and, instead, the Holders shall look to the New Warrants for their rights (including with respect any distributions or payments), in addition to any other agreements in effect between the parties, and shall be entitled to the stock underlying the New Warrants, subject to the terms and conditions set forth therein.

2.Holders’ Representations and Warranties. Each Holder hereby represents and warrants to the Company that the following statements are true and correct as of the date hereof:

(a)Power and Authority. Holder has the legal capacity, and the power and authority to execute and deliver this Agreement and to perform its obligations and each of the transactions contemplated hereby, including without limitation to cancel and surrender the Existing Warrants to the Company and to execute the New Warrants.

(b)Authorization; No Breach. This Agreement has been duly executed and delivered by Holder in accordance with the terms hereof and instructions hereto, and constitutes the valid and binding obligation of each such Holder, enforceable against each such Holder in accordance with its terms. The execution and delivery by each such Holder of this Agreement and compliance with the terms hereof by each such Holder, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, any material law, statute, rule or regulation to which such Holder is subject, or any material agreement, organizational document, instrument, order, judgment or decree to which such Holder is a party or by which it is bound.

(c)Title; etc. Holder is the record and beneficial owners of and have good and marketable title (free and clear of any pledge, liens or other encumbrance of any kind whatsoever) to the Existing Warrants, which the Holder has agreed in this Agreement to surrender and have cancelled in accordance with the terms hereof. Holder has not transferred title to any of the Existing Warrants to any person, and Holder agrees that, after the execution and delivery of this Agreement, all rights with respect to the Existing Warrants are limited to such rights set forth in this Agreement.

3.Company’s Representations and Warranties. The Company hereby represents and warrants to each of the Holders that the following statements are true and correct as of the date hereof:

(a)Power and Authority. The Company has the legal capacity, and the power and authority to execute and deliver this Agreement and to perform its obligations and each of the transactions contemplated hereby, including without limitation to issue the New Warrants to each of the Holders.

(b)Authorization; No Breach. This Agreement has been duly executed and delivered by the Company in accordance with the terms hereof and instructions hereto, and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution and delivery by the Company of this Agreement and compliance with the terms hereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, any material law, statute, rule or regulation to which the Company is subject, or any material

2

agreement, organizational document, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

4.Tax Considerations. For U.S. federal income and applicable state and local, tax purposes, the Holders and the Company each agree to treat the transactions contemplated in this Agreement in a manner consistent with the treatment set forth in Section 6 of that certain Amendment No. 3 to Credit Agreement, dated as of even date herewith, which amends that certain Credit Agreement, dated as of June 7, 2023, as amended by that certain Consent and Amendment No. 1 to Credit Agreement, dated as of January 31, 2024 and that certain Amendment No. 2 to Credit Agreement, dated as of October 18, 2024.

5.Severability. To the fullest extent possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held by a court of competent jurisdiction to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

6.Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

7.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective executors, administrators, next-of-kin, successors and assigns.

8.Governing Law. This Agreement shall be construed and enforced according to the laws of the State of Delaware, without regard to the conflict of laws provisions of such state.

9.Amendment and Waiver. Any provision of this Agreement may be amended or waived only in writing signed by the Company and the Holders. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.

10.Waiver of Jury Trial. Each party to this Agreement hereby waives, to the fullest extent permitted by law, any right to trial by jury of any claim, demand, action or cause of action arising under this Agreement or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise. Each party to this Agreement hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that the parties to this Agreement may file an original counterpart of a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

11.Effectiveness; Termination. This Agreement shall be void and of no force and effect if the Series F Financing is terminated for any reason and the Closing has not theretofore occurred.

12.Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

{Signature Page To Follow}

3

IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Company and by the Holders effective as of the day and year first above written.

COMPANY:

ZincFive, Inc.

By:
Name:
Title:

Signature Page to Warrant Cancellation & Exchange Agreement

HOLDER:

OIC GROWTH FUND I, L.P.

By:	OIC Growth Fund I GP, L.P.
Its: General Partner

By:	OIC Growth Fund I Upper GP, L.P.
Its: General Partner

By:
Name:
Title:

OIC GROWTH FUND I AUS, L.P.

By:	OIC Growth Fund I GP, L.P.
Its: General Partner

By:	OIC Growth Fund I Upper GP, L.P.
Its: General Partner

By:
Name:
Title:

OIC GROWTH FUND I PV, L.P.

By:	OIC Growth Fund I GP, L.P.
Its: General Partner

By:	OIC Growth Fund I Upper GP, L.P.
Its: General Partner

By:
Name:
Title:

{Signature Page to Warrant Cancellation & Exchange Agreement}

OIC GROWTH FUND I GPFA, L.P.

By:	OIC Growth Fund I GP, L.P.
Its: General Partner

By:	OIC Growth Fund I Upper GP, L.P.
Its: General Partner

By:
Name:
Title:

OIC ZINCFIVE CO-INVEST, L.P.

By:	OIC Growth Fund I GP, L.P.
Its: General Partner

By:	OIC Growth Fund I Upper GP, L.P.
Its: General Partner

By:
Name:
Title:

EXHIBIT C

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

i

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

Page

6.14	Dispute Resolution	16

EXHIBITS

Exhibit A – SCHEDULE OF PURCHASERS

Exhibit B – DISCLOSURE SCHEDULE FOR FUNDAMENTAL REPRESENTATIONS

Exhibit C – FORM OF INDEMNIFICATION AGREEMENT

Exhibit D – FORM OF INVESTORS’ RIGHTS AGREEMENT Exhibit E – FORM OF MANAGEMENT RIGHTS LETTER

Exhibit F – FORM OF RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

Exhibit G – FORM OF VOTING AGREEMENT

Exhibit H – FORM OF WARRANT

Exhibit I – PULL-UP

Exhibit J – REPRESENTATIONS AND WARRANTIES OF THE COMPANY Exhibit K – DISCLOSURE SCHEDULE

SERIES F PREFERRED STOCK PURCHASE AGREEMENT

This Series F Preferred Stock Purchase Agreement (this “Agreement”) is made as of October 16, 2025 by and among Zincfive, Inc., a Delaware corporation (the “Company”), the investors listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

Recitals

Whereas, the Company has adopted and filed with the Secretary of State of the State of Delaware on October 14, 2025 the Ninth Amended and Restated Certificate of Incorporation of the Company (as amended and/or restated from time to time, the “Restated Certificate”).

Now, Therefore, the parties hereby agree as follows:

1.Purchase and Sale of Preferred Stock.

1.1Sale and Issuance of Preferred Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the applicable Closing and the Company agrees to sell and issue to each Purchaser at the applicable Closing that number of shares of Series F Preferred Stock, $0.001 par value per share (the “Series F Preferred Stock”), Series F-1 Preferred Stock, $0.001 par value per share (the “Series F-1 Preferred Stock”), Series F-2 Preferred Stock, $0.001 par value per share (the “Series F-2 Preferred Stock” and, together with the Series F Preferred Stock and the Series F-1 Preferred Stock, the “Series F Preferred”) set forth opposite each Purchaser’s name on Exhibit A, at a purchase price of $1.34928 per share with respect to the Series F Preferred Stock (the “Series F PPS”), $0.94450 per share with respect to the Series F-1 Preferred Stock and $0.67464 per share with respect to the Series F-2 Preferred Stock. The shares of Series F Preferred issued to the Purchasers pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”

1.2Closing; Delivery.

(a)The initial purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures on the date hereof, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified.

(b)At each Closing, the Company shall deliver to each Purchaser a certificate representing the Shares being purchased by such Purchaser at such Closing against payment of the purchase price therefor by check payable to the Company, by wire transfer to a bank account designated by the Company, by cancellation or conversion of indebtedness of the Company to Purchaser, including interest, or by any combination of such methods.

1.3Conversion and Termination of Convertible Securities.

(a)By executing and delivering this Agreement, each Purchaser holding one or more convertible promissory notes issued by the Company prior to the date of this Agreement (each, regardless of whether held by a Purchaser or not, a “Convertible Security” and, collectively, regardless of whether held by a Purchaser or not, the “Convertible Securities”) hereby irrevocably agrees that:

(i)The aggregate face amount of all such Convertible Securities held by such Purchaser is set forth on Exhibit A under the column heading “Convertible Securities”;

(ii)Such Purchaser is the sole owner of all right, title and interest in and to the Convertible Securities corresponding to the amounts shown opposite such Purchaser’s name on Exhibit A;

(iii)At the Initial Closing, all of such Purchaser’s Convertible Securities will automatically and without any action on the part of such Purchaser convert into the number of shares of Series F-1 Preferred Stock and/or Series F-2 Preferred Stock set forth opposite such Purchaser’s name under the column heading “Convertible Security Shares” on Exhibit A (as to any Purchaser, such shares being such Purchaser’s “Convertible Security Shares”), regardless of whether any such Convertible Securities or an affidavit of loss therefor is actually delivered in original or other form to the Company, and any original Convertible Securities held by (or delivered (electronically or otherwise) to) the Company may be cancelled (and marked cancelled) by the Company upon or following the Initial Closing;

(iv)As to such Purchaser, such Purchaser’s Convertible Security Shares are issued in full and complete discharge and satisfaction of all obligations of the Company (including outstanding principal, interest or any other amounts) under such Purchaser’s Convertible Securities, and such Convertible Securities will be terminated and of no further force or effect automatically immediately upon the Initial Closing;

(v)The Company and its Affiliates and agents shall be entitled to deduct and withhold from the amounts deliverable pursuant to Purchaser’s Convertible Securities (including any Convertible Security Shares otherwise issuable with respect thereto) such amounts, if any, as are required to be deducted and withheld under the Code or any other applicable tax law. To the extent that amounts are so deducted and withheld and duly paid over to the appropriate tax authority, such withheld amounts shall be treated for all purposes of the Transaction Agreements as having been delivered to the person in respect of whom such deduction and withholding was made. Each person holding Convertible Securities shall, upon request, use its commercially reasonable efforts to provide the applicable withholding agent with all necessary tax forms, including a duly executed IRS Form W-9 or appropriate version of IRS Form W-8, as applicable. Prior to withholding any amounts pursuant to this Section 1.3(a)(v), the Company (and its Affiliates and agents) shall use commercially reasonable efforts to notify Purchaser, and the Company and Purchaser shall cooperate in good faith to reduce or eliminate any such withholding.

(vi)The Company and each Purchaser holding a Convertible Security hereby agree, on behalf of themselves and all holders of Convertible Securities, that all Convertible Securities hereby are and will be deemed for all purposes to have been amended and modified by virtue hereof to the full extent necessary to permit and facilitate their conversion as provided in this Agreement into Convertible Security Shares, to fix the conversion price (as defined therein) at $0.94450 per share with respect to the Series F-1 Preferred Stock and $0.67464 per share with respect to the Series F-2 Preferred Stock, and, immediately upon the Initial Closing, such Convertible Securities shall be deemed terminated in full and null, void and of no further force or effect; provided that the foregoing will not impair the right of the holder of a Convertible Security to receive the applicable number of Convertible Security Shares shown opposite such Purchaser’s name on Exhibit A as provided above.

1.4Sale of Additional Shares of Preferred Stock. After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, any authorized and unsold shares of Series F Preferred Stock (the “Additional Shares”), to one or more purchasers (the “Additional Purchasers”) mutually acceptable to the Company and the Lead Investors, provided that (i) any such subsequent sale is consummated no later than February 15, 2026 (such date, the “Purchase

Deadline” and such period prior to the Purchase Deadline, the “Purchase Period”) and (ii) each Additional Purchaser becomes a party to the Transaction Agreements. Exhibit A to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares.

1.5Pull-Up.

(a)Each Purchaser that (i) is a Lead Investor; (ii)(A) holds shares of Existing Preferred (each, an “Existing Investor”) and (B) makes a Series F Investment (as defined below, and such Series F Investment rounded up to the nearest $15,000) during the Purchase Period equal to the lesser of

(x) at least $2,000,000 or (y) at least 30% of its Existing Investment Amount (as defined below) (such amount, the “Minimum Investment Amount”); or (iii) holds a Convertible Security converting into Convertible Security Shares in connection with the Closing (any such purchaser qualifying under either (i)-(iii) above, a “Qualified Purchaser”) will exchange any shares of Existing Preferred held by such Qualified Purchaser (such shares, their “Qualified Eligible Shares”) for a number of shares (the “Pull-Up Shares”) of the applicable sub-series of Series F-3 Preferred Stock as set forth across from such Purchaser’s name on Exhibit A-1 hereto under the heading Exchanged Securities (such exchange, the “Exchange” and such exchanged shares of Existing Preferred, the “Exchanged Securities”) equal to (I) the number of shares of each applicable class and series of Existing Preferred held by such Qualified Purchaser plus (II)(a) the aggregate amount of any accruing dividends as set forth in the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State in the State of Delaware on November 12, 2023 and which are accrued and unpaid as of the Initial Closing (or a date selected by the Company not to exceed 5 business days prior to the Initial Closing) in respect of any applicable class and series of such Qualified Purchaser’s Existing Preferred Stock (such accrued dividends the “Aggregate Accrued Dividends”) divided by (b) the original issue price of the applicable class and series of Existing Preferred Stock upon which such Aggregate Accrued Dividends have accrued, rounded down to the nearest whole share. For example (and for illustrative purposes only) if an Existing Investor holds 10,000 shares of Series C Preferred Stock with an original issue price of $1.66 per share (for an aggregate liquidation preference of $16,660), and $5,000 in Aggregate Accrued Dividends have accrued in respect of such shares of Series C Preferred Stock, and such Existing Investor purchases $16,660 in Series F Preferred Stock, then in the Exchange, such Existing Investor would receive 10,000 shares of Series F-3-C Preferred Stock in exchange for the 10,000 originally purchased shares of Series C Preferred Stock plus 3,012 shares of Series F-3-C Preferred Stock in respect of such Existing Investor’s Aggregate Accrued Dividends in respect of such Series C Preferred Stock. “Existing Investment Amount” means the aggregate liquidation preference of the all of the shares of the applicable Existing Investor’s Existing Preferred, calculated by multiplying the number of shares of each class and/or series of Existing Preferred held by such Existing Investor prior to the Preferred Conversion by the Original Issue Price applicable to such class and series of as set forth in the Company’s Amended and Restated Certificate of Incorporation filed with the Secretary of State in the State of Delaware on November 12, 2023. Each Existing Investor’s Existing Investment Amount and Qualified Eligible Shares are set forth on Exhibit I hereto. Following a Series F Investment by any Qualified Purchaser, Exhibit A-1 will be updated to reflect the applicable number of Qualified Eligible Shares exchanged for Pull-Up Shares in the exchange following such Series F Investment.

(b)Each Existing Investor that makes a Series F Investment (as defined below) during the Purchase Period that is greater than 20% but less than 30% (with such Purchaser’s Series F Investment rounded up to the nearest $15,000) of such Existing Investor’s Existing Investment Amounts, and provided that such Series F Investment is less than $2,000,000, then such Existing Investor (a “Non-Qualified Purchaser”) will exchange any shares of Existing Preferred held by such Non-Qualified Purchaser (the “Non-Qualified Eligible Shares”) for a number of Pull-Up Shares of the applicable sub-series of Series F-3 Preferred Stock as set forth across such Purchaser’s name on Exhibit A-1 hereto under the heading Exchanged Securities equal to the number of shares of each applicable class and series of

Existing Preferred held by such Non-Qualified Purchaser. For example (and for illustrative purposes only) if an Existing Investor holds 10,000 shares of Series C Preferred Stock with an original issue price of $1.66 per share (for an aggregate liquidation preference of $16,660), and such Existing Investor purchases $16,660 in Series F Preferred Stock, then in the Exchange, such Existing Investor (now a Non-Qualified Purchaser) would receive 10,000 shares of Series F-3-C Preferred Stock in exchange for the 10,000 originally purchased shares of Series C Preferred Stock but would not receive any Pull-Up Shares in respect of any accrued dividends. Each Existing Investor’s Existing Investment Amount and Non-Qualified Eligible Shares are set forth on Exhibit I hereto. Following a Series F Investment by any Non-Qualified Purchaser, Exhibit A-1 will be updated to reflect the applicable number of Non-Qualified Eligible Shares exchanged for Pull-Up Shares in the exchange following such Series F Investment.

(c)A Purchaser’s “Series F Investment” shall equal the sum of (i) the cash purchase price of the total number of shares of Series F Preferred Stock Purchased by such Investor under this Agreement and (ii) the aggregate principal amount of all Convertible Securities converting into Convertible Security Shares at the Initial Closing, and all shares of Series F Preferred Stock purchased by (or Convertible Securities held by) Affiliates of such Purchaser shall be aggregated with the Series F Preferred Stock purchased by (and Convertible Securities held by) such Purchaser (provided that no shares or securities shall be attributed to more than one entity or person within any such group of affiliated entities or persons). For purposes of determining whether a Purchaser has purchased its Existing Investment Amount, all shares of Existing Preferred held by Affiliates (as defined below) of such Purchaser shall be aggregated with such Purchaser’s shares of Existing Preferred in determining the Existing Investment Amount.

1.6Share Exchange.

(a)To facilitate the Exchange, each Qualified Purchaser or Non-Qualified Purchaser (together, the “Exchanging Purchasers”) shall surrender to the Company the electronic stock certificate(s) evidencing certain of its Exchanged Securities set forth on Exhibit A-1 hereto (collectively, the “Existing Certificates”). Each Exchanging Purchaser hereby surrenders its the Existing Certificates to the Company, and the Company hereby agrees to issue in exchange therefor a certificate or certificates representing the series and number of shares of the applicable sub-series of Series F-3 Preferred Stock into which such Non-Qualified Eligible Shares or Qualified Eligible Shares (together “Eligible Shares”) shall have been exchanged in the Exchange, in each case, as set forth on Exhibit A-1 hereto. Each Exchanging Purchaser hereby irrevocably constitutes and appoints the Secretary of the Company as its true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest), to (i) cause such Existing Certificates to be surrendered, delivered or otherwise transferred to the Company and (ii) reflect the Exchange on the stock ledger and transfer books of the Company following the consummation thereof. Each Exchanging Purchaser further confirms and agrees that any Existing Certificate held by (or delivered to) the Company may be cancelled (and marked cancelled) by the Company upon or following the Exchange regardless of whether any such Existing Certificate or an affidavit of loss therefor is actually delivered in original or other form to the Company.

(b)The Company’s exchange of the applicable Eligible Shares for each Exchanging Purchaser under this Subsection 1.4 shall be treated as a separate transaction, and each Exchange pursuant to Subsection 1.4(a) shall be deemed a separate issuance. Each Exchange shall be effected on a stockholder-by-stockholder basis.

(c)Each Exchanging Purchaser hereby represents and warrants that such Exchanging Purchaser has not, as of the date of the Exchange, transferred, pledged or otherwise disposed of, or encumbered any interest in, the Eligible Shares held by such Exchanging Purchaser to be exchanged in connection with this Subsection 1.4. Each Exchanging Purchaser, without limiting any of the representations and warranties of the Exchanging Purchasers otherwise set forth herein, acknowledges that such Exchanging Purchaser (i) has had the opportunity to review this Agreement and the Transaction Agreements and understands the transactions contemplated herein, including, without limitation, the terms of the Exchange contemplated in this Subsection 1.4, (ii) has engaged or has had the opportunity to engage independent legal counsel to review and advise such Exchanging Purchaser in connection with the foregoing and the transactions contemplated herein and (iii) has had the opportunity to ask questions to management of the Company about this Agreement and the Transaction Agreements and the transactions contemplated herein and has had such questions answered to the satisfaction of such Exchanging Purchaser.

(d)Each Exchanging Purchaser acknowledges and agrees that the shares of Series F-3 Preferred Stock issued in the Exchange and as set forth on Exhibit A-1 are issued in full and complete discharge and satisfaction of all obligations of the Company with respect to the Exchanged Securities, and, following the issuance of the shares of Series F-3 Preferred Stock issued to such Purchaser in the Exchange as set forth on Exhibit A-1, all rights, title and interest arising under the Exchanged Securities held by such Purchaser are hereby canceled, released and extinguished and of no further force and effect.

1.7Warrants

(a)At each Closing, the Company shall issue to each Purchaser purchasing Shares of Series F Preferred Stock for cash in such Closing a warrant, in substantially the form attached hereto as Exhibit H (each, a “Warrant,” and collectively, the “Warrants”), to purchase that number of shares of Series F Preferred Stock equal to the product of (a) the number of Shares purchased by such Purchaser in such Closing, multiplied by (b) 0.5, rounded down to the nearest full share. All Warrants shall have an exercise price per share of Series F Preferred Stock equal to $0.01.

(b)At the Initial Closing, the Company shall issue to each Purchaser receiving Shares of Series F-1 Preferred Stock or Series F-2 Preferred Stock upon conversion or one or more Convertible Securities a Warrant to purchase that number of shares of Series F Preferred Stock equal to (i) 200% of the principal amount of each converting Convertible Security divided by (ii) the Series F PPS. Each Purchaser holding a Convertible Security and receiving Convertible Security Shares pursuant to this Agreement agrees that the Warrants issued pursuant to this Subsection (b) are in lieu of and replace any warrants that the Company may be obligated to issue pursuant to such Purchaser’s Convertible Security (including, without limitation, Section 2(c) thereof). All Warrants shall have an exercise price per share of Series F Preferred Stock equal to $0.01.

1.8Defined Terms Used in this Agreement

In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.

(a)“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

(b)“Code” means the Internal Revenue Code of 1986, as amended.

(c)“Company Intellectual Property” means all patents, patent applications, registered and unregistered trademarks, trademark applications, registered and unregistered service marks, service mark applications, tradenames, copyrights, trade secrets, domain names, mask works, information and proprietary rights and processes, similar or other intellectual property rights, subject matter of any of the foregoing, tangible embodiments of any of the foregoing, licenses in, to and under any of the foregoing, and any and all such cases that are owned or used by the Company in the conduct of the Company’s business as now conducted and as presently proposed to be conducted.

(d)“Indemnification Agreement” means the agreement between the Company and any director designated by OGCI, dated as of the date of the Initial Closing, in the form of Exhibit C attached to this Agreement.

(e)“Investors’ Rights Agreement” means the agreement among the Company and the Purchasers and certain other stockholders of the Company dated as of the date of the Initial Closing, in the form of Exhibit D attached to this Agreement.

(f)“Key Employee” means any executive-level employee (including division director and vice president-level positions) as well as any employee or consultant who either alone or in concert with others develops, invents, programs or designs any Company Intellectual Property.

(g)“Knowledge” including the phrase “to the Company’s knowledge” shall mean the actual knowledge after reasonable investigation of the following officers: Tod Higinbotham and Bruce MacLean.

(h)“Lead Investor” means each of Helios ZincFive Partners VII, LLC, Alpha Ascent Zinc LLC, General Ventures, Inc. and OGCI Climate Investment Holdings LLP and/or each of their Affiliates (provided, however, that no Person shall be deemed to be a Lead Investor prior to becoming a Purchaser hereunder).

(i)“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company.

(j)“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(k)“Purchaser” means each of the Purchasers who is a party to this Agreement.

(l)“Representation Date” means the date that is the 30th day following the Initial Closing.

(m)“Right of First Refusal and Co-Sale Agreement” means the agreement among the Company, the Purchasers, and certain other stockholders of the Company, dated as of the date of the Initial Closing, in the form of Exhibit F attached to this Agreement.

(n)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(o)“Series F-3 Preferred Stock” means the shares of Series F-3-A Preferred Stock, Series F-3-B Preferred Stock, Series F-3-C Preferred Stock, Series F-3-D Preferred Stock and/or Series F-3-W Preferred Stock.

(p)“Series F-3-A Preferred Stock” means the Series F-3-A Preferred Stock, $0.001 par value per share.

(q)“Series F-3-B Preferred Stock” means the Series F-3-B Preferred Stock, $0.001 par value per share.

(r)“Series F-3-C Preferred Stock” means the Series F-3-C Preferred Stock, $0.001 par value per share.

(s)“Series F-3-D Preferred Stock” means the Series F-3-D Preferred Stock, $0.001 par value per share.

(t)“Series F-3-W Preferred Stock” means the Series F-3-W Preferred Stock, $0.001 par value per share.

(u)“Shares” means the shares of Series F Preferred Stock, Series F-1 Preferred Stock and/or Series F-2 Preferred Stock issued at the Closing under Subsections 1.2, 1.3 and 1.4.

(v)“Transaction Agreements” means this Agreement, the Investors’ Rights Agreement, the Management Rights Letter, the Right of First Refusal and Co-Sale Agreement and the Voting Agreement.

(w)“Voting Agreement” means the agreement among the Company, the Purchasers and certain other stockholders of the Company, dated as of the date of the Initial Closing, in the form of Exhibit G attached to this Agreement.

2.Fundamental Representations and Warranties of the Company

The Company hereby represents and warrants to each Purchaser that, except as set forth on the Disclosure Schedule for Fundamental Representations attached as Exhibit B to this Agreement (if any), which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations (together, the “Fundamental Representations”) are true and complete as of the date of the Initial Closing, except as otherwise indicated. The Disclosure Schedule for Fundamental Representations (if any) shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 2, and the disclosures in any Section or Subsection of the Disclosure Schedule for Fundamental Representations (if any) shall qualify other sections and Subsections in this Section 2 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

For purposes of these representations and warranties (other than those in Subsections 2.2, 2.3, 2.4, 2.5, and 2.6), the term the “Company” shall include any subsidiaries of the Company, unless otherwise noted herein.

2.1Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.2Capitalization.

(a)The authorized capital of the Company consists, immediately prior to the Initial Closing, of:

(i)987,640,500 shares of common stock, $0.001 par value per share (the “Common Stock”), of which 979,440,500 have been designated Class A Common Stock (“Class A Common Stock”), 36,398,745 shares of which are issued and outstanding immediately prior to the Initial Closing and 8,200,000 shares have been designated Class B Common Stock, 8,195,227 shares of which are issued and outstanding immediately prior to the Initial Closing. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(ii)687,837,666 shares of Preferred Stock, of which 2,866,232 shares have been designated Series A Preferred Stock, all of which are issued and outstanding immediately prior to the Initial Closing, 51,532,288 shares have been designated Series B Preferred Stock, 32,392,685 of which are issued and outstanding immediately prior to the Initial Closing, 43,520,000 shares have been designated Series C Preferred Stock, all of which are issued and outstanding immediately prior to the Initial Closing, 48,870,774 shares have been designated Series D Preferred Stock, all of which are issued and outstanding immediately prior to the Initial Closing, 254,280,387 shares have been designated Series E Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 66,339,067 shares have been designated Series F Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 277,235 shares have been designated Series F-1 Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 40,131,769 shares have been designated Series F-2 Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 3,840,382 shares have been designated Series F-3-A Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 45,070,782 shares have been designated Series F-3-B Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 53,612,967 shares have been designated Series F-3-C Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing, 54,795,783 shares have been designated Series F-3-D Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing and 22,700,000 shares have been designated Series F-3-W Preferred Stock, none of which are issued and outstanding immediately prior to the Initial Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate and as provided by the Delaware General Corporation Law.

(b)The Company has reserved 607,744 shares of Class A Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2003 Equity Incentive Plan duly adopted by the Board of Directors and approved by the Company stockholders (the “2003 Stock Plan”). Of such reserved shares of Class A Common Stock, options to purchase 540,688 shares have been granted and are currently outstanding, and no shares of Class A Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 2003 Stock Plan. The Company has reserved 40,913,117 shares of Class A Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2015 Equity Incentive Plan duly adopted by the Board of Directors and approved by the Company stockholders (the “2015 Stock Plan” and, together with the 2003 Stock Plan, the “Stock Plans”). Of such reserved shares of Class A Common Stock, options to purchase 33,443,896 shares have been granted and are currently outstanding, and 4,224,191 shares of Class A Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan. The Company has furnished to the Purchasers complete and accurate copies of the Stock Plans and forms of agreements used thereunder.

(c)Subsection 2.2(c) of the Disclosure Schedule for Fundamental Representations sets forth the capitalization of the Company immediately following the Initial Closing including the number of shares of the following: (i) issued and outstanding Common Stock, including, with respect to restricted Common Stock, vesting schedule and repurchase price; (ii) granted stock options, including vesting schedule and exercise price; (iii) shares of Class A Common Stock reserved for future award grants under the Stock Plans; (iv) each series of Preferred Stock; and (v) warrants or stock purchase rights, if any. Except for (A) the conversion privileges of the Shares to be issued under this Agreement, (B) the rights provided in Section 4 of the Investors’ Rights Agreement, and (C) the securities and rights described in Subsection 2.2(a)(ii) of this Agreement and Subsection 2.2(c) of the Disclosure Schedule for Fundamental Representations, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock. All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to (i) a right of first refusal in favor of the Company upon any proposed transfer (other than transfers for estate planning purposes); and (ii) a lock-up or market standoff agreement of not less than one hundred eighty (180) days following the Company’s initial public offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act.

(d)None of the Company’s stock purchase agreements or stock option documents contains a provision for acceleration of vesting (or lapse of a repurchase right) or other changes in the vesting provisions or other terms of such agreement or understanding upon the occurrence of any event or combination of events, including without limitation in the case where the Company’s Stock Plan is not assumed in an acquisition. The Company has never adjusted or amended the exercise price of any stock options previously awarded, whether through amendment, cancellation, replacement grant, repricing, or any other means. Except as set forth in the Restated Certificate, the Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.

(e)The Company has obtained valid waivers of any rights by other parties to purchase any of the Shares covered by this Agreement.

2.3Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into the Transaction Agreements, and to issue the Shares at the Closing and the Class A Common Stock issuable upon conversion of the Shares, has been taken or will be taken prior to the Initial Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Agreements, the performance of all obligations of the Company under the Transaction Agreements to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Initial Closing. The Transaction Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Investors’ Rights Agreement and the Indemnification Agreement may be limited by applicable federal or state securities laws.

2.5Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchasers in Section 3 of this Agreement and subject to the filings described in the Voting Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Class A Common Stock issuable upon conversion of the Shares has been duly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Agreements, applicable federal and state securities laws and liens or encumbrances created by or imposed by a Purchaser. Based in part upon the representations of the Purchasers in Section 3 of this Agreement and in the Voting Agreement, the Class A Common Stock issuable upon conversion of the Shares will be issued in compliance with all applicable federal and state securities laws.

2.6Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for (i) the filing of the Restated Certificate, which will have been filed as of the Initial Closing, and (ii) filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

2.7Disclosure. The Company has made available to the Purchasers all the information reasonably available to the Company that the Purchasers have requested for deciding whether to acquire the Shares, including certain of the Company’s projections describing its proposed business plan (the “Business Plan”). No representation or warranty of the Company contained in this Agreement, as qualified by the Disclosure Schedule for Fundamental Representations, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Business Plan was prepared in good faith; however, the Company does not warrant that it will achieve any results projected in the Business Plan. It is understood that this representation is qualified by the fact that the Company has not delivered to the Purchasers, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities.

3.Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

3.1Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements. The Transaction Agreements to which the Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors’ Rights Agreement may be limited by applicable federal or state securities laws.

3.2Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. The Purchaser has not been formed for the specific purpose of acquiring the Shares.

3.3Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

3.4Restricted Securities. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Shares, or the Class A Common Stock into which it may be converted, for resale except as set forth in the Investors’ Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5No Public Market. The Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.

3.6Legends. The Purchaser understands that the Shares and any securities issued in respect of or exchange for the Shares, may be notated with one or all of the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(a)Any legend set forth in, or required by, the other Transaction Agreements.

(b)Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate, instrument, or book entry so legended.

3.7Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Purchaser’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.9No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

3.10Exculpation Among Purchasers. The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

3.11Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on Exhibit A.

4.Conditions to the Purchasers’ Obligations at Closing. The obligations of each Purchaser to purchase Shares at the Initial Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

4.1Representations and Warranties. The (a) Fundamental Representations of the Company contained in Section 2 shall be true and correct in all respects as of the Initial Closing and (b) following the Initial Closing, the Representations and Warranties of the Company contained in Section 2 and Exhibit J shall be true and correct in all respects as of the Representation Date.

4.2Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the Initial Closing.

4.3Compliance Certificate. The Chief Executive Officer of the Company shall deliver to the Purchasers at (a) the Initial Closing a certificate certifying that the conditions specified in Subsections 4.1(a) and 4.2 have been fulfilled and (b) the Representation Date that the conditions specified in Subsections 4.1(b) and 4.2 have been fulfilled.

4.4Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of such Closing.

4.5Indemnification Agreement. The Company shall have executed and delivered the Indemnification Agreements.

4.6Investors’ Rights Agreement. The Company and each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder) and the other stockholders of the Company named as parties thereto shall have executed and delivered the Investors’ Rights Agreement.

4.7Right of First Refusal and Co Sale Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the Right of First Refusal and Co Sale Agreement.

4.8Voting Agreement. The Company, each Purchaser (other than the Purchaser relying upon this condition to excuse such Purchaser’s performance hereunder), and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

4.9Restated Certificate. The Company shall have filed the Restated Certificate with the Secretary of State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

4.10Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing a certificate certifying (i) the Bylaws of the Company, (ii) resolutions of the Board of Directors of the Company approving the Transaction Agreements and the transactions contemplated under the Transaction Agreements, and (iii) resolutions of the stockholders of the Company approving the Restated Certificate.

4.11Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Purchaser, and each Purchaser (or its counsel) shall have received all such counterpart original and certified or other copies of such documents as reasonably requested. Such documents may include good standing certificates.

4.12Management Rights. A Management Rights Letter shall have been executed by the Company and delivered to each Purchaser to whom it is addressed.

4.13Preemptive Rights. The Company shall have fully satisfied (including with respect to rights of timely notification) or obtained enforceable waivers in respect of any preemptive or similar rights directly or indirectly affecting any of its securities.

5.Conditions of the Company’s Obligations at Closing. The obligations of the Company to sell Shares to the Purchasers at the Initial Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

5.1Representations and Warranties. The representations and warranties of each Purchaser purchasing Shares in the Closing contained in Section 3 shall be true and correct in all respects as of such Closing.

5.2Performance. The Purchasers shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by them on or before such Closing.

5.3Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

5.4Investors’ Rights Agreement. Each Purchaser shall have executed and delivered the Investors’ Rights Agreement.

5.5Right of First Refusal and Co Sale Agreement. Each Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Right of First Refusal and Co Sale Agreement.

5.6Voting Agreement. Each Purchaser and the other stockholders of the Company named as parties thereto shall have executed and delivered the Voting Agreement.

6.Miscellaneous.

6.1Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchasers or the Company.

6.2Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.3Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.4Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.5Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.6Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Subsection 6.6. If notice is given to any Purchaser, a copy (which copy shall not constitute notice) shall also be sent to any “cc” address noted on Exhibit A for such Purchaser. Notices to the Company shall be addressed as follows:

ZincFive, Inc.

20170 SW 112th Avenue Tualatin, Oregon 97062

Facsimile: (503) 399-7782

Telephone: (503) 399-3517

Attn: Tod Higinbotham, President & CEO

With a copy to:

Cooley LLP

55 Hudson Yards, 44th Floor

New York, NY 10001

Attn: Yvan-Claude Pierre

6.7No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.8Attorneys’ Fees. If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of any of the Transaction Agreements, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.9Fees and Expenses. Within five business days after the later of (a) the receipt of a summary invoice therefor or (b) the Initial Closing, the Company shall pay the reasonable fees and expenses of counsel for each Lead Investor.

6.10Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the holders of at least a majority of the then-outstanding Shares. Any amendment or waiver effected in accordance with this Subsection 6.10 shall be binding upon the Purchasers and each transferee of the Shares (or the Class A Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

6.11Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.12Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13Entire Agreement. This Agreement (including the Exhibits hereto), the Restated Certificate and the other Transaction Agreements, as well as the Note Documents and the Commercial Agreement, constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

6.14Dispute Resolution. The parties (a) hereby irrevocably and unconditionally consent and submit to the venue and jurisdiction of the state and federal courts sitting in New Castle County, Wilmington, Delaware, as the sole and exclusive forum for the enforcement of this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state and federal courts sitting in New Castle County, Wilmington, Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

IN WITNESS WHEREOF, the parties have executed this Series F Preferred Stock Purchase Agreement as of the date first written above.

COMPANY:

ZINCFIVE, INC.

By:

Name:

Title:

Signature Page to ZincFive, Inc.

Series F Preferred Stock Purchase Agreement

IN WITNESS WHEREOF, the parties have executed this Series F Preferred Stock Purchase Agreement as of the date first written above.

PURCHASERS:

By:

Name:

Title:

Signature Page to ZincFive, Inc. Series F Preferred Stock Purchase Agreement